EXHIBIT 99.1

   Heat Biologics  Corporate PresentationMarch 2018

 Forward Looking Statements  This presentation includes statements that are, or may be deemed, ‘‘forward-looking statements’’ within the meaning of the Private Securities Litigation Reform Act of 1995, as amended. In some cases, these forward-looking statements can be identified by the use of forward-looking terminology, including the terms “believes,” “estimates,” “anticipates,” “expects,” “plans,” “intends,” “may,” “could,” “might,” “will,” “should,” “approximately” or, in each case, their negative or other variations thereon or comparable terminology, although not all forward-looking statements contain these words. They appear in a number of places throughout this presentation and include statements regarding our intentions, beliefs, projections, outlook, analyses or current expectations concerning, among other things, our ongoing and planned discovery and development of drugs targeting cancer, the strength and breadth of our intellectual property, our ongoing and planned preclinical studies and clinical trials, the timing of and our ability to complete clinical trials and make regulatory filings and obtain and maintain regulatory approvals for our product candidates, our ability to partner our product development, the degree of clinical utility of our products, particularly in specific patient populations, expectations regarding clinical trial data, our results of operations, financial condition, liquidity, prospects, growth and strategies, the length of time that we will be able to continue to fund our operating expenses and capital expenditures, our expected financing needs and sources of financing, the industry in which we operate and the trends that may affect the industry or us.  By their nature, forward-looking statements involve risks and uncertainties because they relate to events, competitive dynamics, and healthcare, regulatory and scientific developments and depend on the economic circumstances that may or may not occur in the future or may occur on longer or shorter timelines than anticipated. Although we believe that we have a reasonable basis for each forward-looking statement contained in this presentation, we caution you that forward-looking statements are not guarantees of future performance and that our actual results of operations, financial condition and liquidity, and the development of the industry in which we operate may differ materially from the forward-looking statements contained in this presentation as a result of, among other factors, the factors referenced in the “Risk Factors” section of our Annual Report on Form 10-K for the year ended December 31, 2017 and our quarterly report on Form 10-Q for the subsequent quarters (collectively, our “SEC Filings”). In addition, even if our results of operations, financial condition and liquidity, and the development of the industry in which we operate are consistent with the forward-looking statements contained in this presentation, they may not be predictive of results or developments in future periods. Any forward-looking statements that we make in this presentation speak only as of the date of such statement, and we undertake no obligation to update such statements to reflect events or circumstances after the date of this presentation, except as required by law.You should read carefully the factors described in the “Risk Factors” sections of our SEC Filings to better understand the risks and uncertainties inherent in our business.   2

           Potential Best-in-Class  Activation of CD-8+ cancer killing T-cells  Diverse Technologies  Multiple platform technologies  Investment Opportunity  Combination Therapies  Robust pipeline of Combination Therapies  Checkpoint Inhibitors  Signals in lung cancer with checkpoint inhibitors  Safety Profile  Favorable safety profile  We turn COLD tumors HOT          We turn COLD tumors HOT  3

 To activate CD8+ “Killer” T-cells to turn “COLD” tumors “HOT”  4  Our Mission  We seek to combine with checkpoint inhibitors and other immunotherapies to dramatically increase their effectiveness

   5  Cold Tumors  Tumors that have not been subject to robust CD8+ “Killer” T-cell attackBiopsied tumors contain minimal CD8+ T-cells  Hot Tumors  Tumors that have been subject to robust CD8+ “Killer” T-cell attack Biopsied tumors are loaded with CD8+ T-cells    HOT tumors are associated with clinical response  What are Hot and Cold Tumors?

             6  Immuno-Oncology Combination Therapy  The three legs of an Immuno-Oncology Stool  T-cell Activation  Co-stimulation  Checkpoint Inhibition  Heat’s Core Focus

         Unlocking the Body’s Natural Defenses with a Broad Range of Combination Therapies  7  Combination Therapies  T-cell Activation  Co-Stimulation  Pelican PTX-35Monoclonal AntibodyPelican PTX-15Fusion Protein  Checkpoint Inhibitors  PD1/PDL1CTLA-4Lag-3TIM-3Plus others  Combined with  ImPACT® TherapyCell-based Delivery of Multiple Antigens Activation of Patients’CD8+ “Killer” T-cells  ComPACT™ TherapyCell-based Delivery ofMultiple Antigens Activation of Patients’CD8+ “Killer” T-cells  Co-Stimulation to Enhance T-cell Activation and Expansion

       Unlocking the Body’s Natural Defenses with a Broad Range of Combination Therapies  7  Combination Therapies  T-cell Activation  Co-Stimulation  Pelican PTX-35Monoclonal AntibodyPelican PTX-15Fusion Protein  Checkpoint Inhibitors  PD1/PDL1CTLA-4Lag-3TIM-3Plus others  Combined with  ImPACT® TherapyCell-based Delivery of Multiple Antigens Activation of Patients’CD8+ “Killer” T-cells  ComPACT™ TherapyCell-based Delivery ofMultiple Antigens Activation of Patients’CD8+ “Killer” T-cells  Co-Stimulation to Enhance T-cell Activation and Expansion

       8  ImPACT®: Immune Pan-antigen Cytotoxic Therapy                    ImPACT Cell    Cancer-killing T-cell    ImPACT cells secrete antigens designed to specifically activate patient’s killer T-cells  T-cells circulate to destroy patient’s tumor  Cluster of five 0.1 mL intradermal injections  Activated cells EXPRESS chaperoned antigens  Activation Cell   CD8+ T Cell  Dendritic Cell  Chaperoned antigens activate dendritic cells, which thenACTIVATE & PROLIFERATE CD8+ T-cells  Dendritic Cell  ChaperonedAntigen   CD8+ T-cells locate and ELIMINATE cancer cells  Tumor Cells  CD8+ T Cells

 9  Product Pipeline   Combination Therapies Designed to Activate CD8+ T-cells to Fight Cancer  T-cell infiltration seen deep inside tumorsPositive safety profile, to-date  Clinical proof of mechanism activating an immune responseActivated T-cell immune response seen at 10 weeks  Combination Therapies  Indication    Comments  HS-110(viagenpumatucel-L)  NSCLC    ImPACT® activation technology in combination with nivolumab and other checkpoint inhibitors TBA  HS-120  NSCLC    ComPACT™ activation technology in combination with checkpoint inhibitors TBA  Co-stimulators        PTX-35  TBA    Humanized monoclonal antibody, functional agonist of human TNFRSF25 ($15.2M CPRIT grant)  PTX-15  TBA    TL1A-Ig fusion protein, functional agonist of human TNFRSF25  Pre-clinical  Phase 1  Phase 2  Phase 3  Approved

 A Phase 1b/2 study of Viagenpumatucel-L (HS-110) in Combination with Multiple Treatment Regimens in Patients with Non-Small Cell Lung Cancer (The “DURGA” Trial)    Objective  Evaluate objective response rate of HS-110 and anti-PD-1 immune checkpoint inhibitor and other agents  Patient Population   NSCLCAdenocarcinoma and squamous cell carcinoma2nd line therapy or greater  Endpoints  Safety and tolerability, immune response, objective response rate, duration of response, overall survival and progression-free survival   Enrollment   Up to 25 U.S. sitesUp to 120 patients TBD by iDMCPartnership with Yale Cancer Center on TIL analysis  10  HS-110 (DURGA) Phase 2 Master Protocol: Design  HS-110 weekly intradermally for 18 weeks;nivolumab i.v. every other week until progression  HS-110 + anti-PD-1 + other immune modulating agent  HS-110 + anti-PD-1 + chemotherapy  Phase 2  Possible additional arms    All comer population to include:IO naïve & IO experiencedAdeno and squamous cell  HS-110 & nivolumab   Enroll  Flexible trial design permits additional combinations

 Pre-Specified Patient Populations Analyzed  11  ITT (n=35)The Intent-to-Treat Population includes all patients enrolled into the study  PP (n=26)The Per Protocol Population includes patients who have received at least 6 doses of HS-110 and a pre/post treatment tumor assessment      3 patients died before completing 6 weeks of treatment (2 PD & 1 MI)4 patients had no follow-up scans due to clinical progression2 patients had no follow-up scans due to AEs

 12  ImPACT (HS-110) Safety Profile to Date  ~1,000 HS-110 Doses – No Serious Adverse Reactions  ~1,000 doses administered to ~100 patientsOnly one patient ended treatment due to a non-serious adverse reaction*No systemic use of steroids required to treat reactionsNo serious adverse reactions beyond those seen with standard of careNo additive toxicities to standard of care  Favorable Safety Profile To Date  *Represents the only patient of ~100 patients dosed with HS-110 who discontinued treatment for a study related adverse event  Immune Reaction*≤ Grade 3 toxicity  Week 1  Week 2  Injection Reactions

                 Baseline  Week 10  TIL Infiltration Associated with Clinical Response  13                  Patient 1:Partial Response at Week 18  High CD8+ TIL (>10%)                  Patient 2:Partial Response at Week 9  High CD8+ TIL (>10%)*      Patient 3:Partial Response at Week 18  Low CD8+ TIL (<10%)  High CD8+ TIL (>10%)              Clinical evidence that HS-110 is turning COLD tumors HOT“Killer” CD8+ T-cells driven deep into tumors“Cold” tumors with no previous activation made highly active (”HOT”)Expression of PD-L1 increased with CD8+ T-cell infiltration in some tumors

 HS-110 Overall Survival  14  ITT survival curve has not yet reached medianm(OS) of nivolumab alone = 12.2 months  mOS nivolumab12.2 months*    *N Engl J Med 2015; 373: 1627-1639

 Target Lesion Response Based on Initial TIL Status  15  Change from Baseline (%)  TIL Evaluable ITT Population  Change from Baseline (%)        High TIL  Low TIL  HS-110 shows effect in low TIL “cold tumor” patients who typically do not respond well to PD-1 inhibitors4 of 9 achieved a partial clinical response

 Durable Target Lesion Responses Based on Initial TIL Status  16  Low TIL  High TIL  Change from Baseline (%)  Tumor Type at Baseline  Evaluable ITT Population  Days from First Dose  Durable responses (> 6 months) observed in difficult-to-treat low TIL “cold” patients

 Overall Survival Based on TIL Status   17  HS-110 Treated Patients  Days Known to Be Alive  Low TIL  High TIL   Tumor Type at Baseline  Ϯ Reported Death  TIL Evaluable ITT Population

 Target Lesion Response Based on Initial PD-L1 Status  18  Change from Baseline (%)  PD-L1 Evaluable ITT Population  Change from Baseline (%)  >1% PD-L1 Tumor Type at Baseline  <1% PD-L1 Tumor Type at Baseline  High PD-L1  Low PD-L1  HS-110 shows effect in low PD-L1 patients who typically do not respond to checkpoint inhibitors

 Durable Target Lesion Responses Based on Initial PD-L1 Status  19  Change from Baseline (%)  PD-L1 Evaluable ITT Population  Days from First Dose  Change from Baseline (%)  Days from First Dose  >1% PD-L1 Tumor Type at Baseline  <1% PD-L1 Tumor Type at Baseline  Durable responses observed in difficult-to-treat low PD-L1 patients  High PD-L1  Low PD-L1

 ELISPOT Activity and Survival  20  High = ELISPOT activity above the median of patients tested Low = ELISPOT activity below the median of patients tested  A trend of survival benefit is observed higher ELISPOT activity of immune response  203  337  ELISPOT Evaluable ITT Population

 Summary of Phase 2 Interim Data  Tumor shrinkage and disease control demonstrated in a majority of evaluable patientsOverall responses are durable and long lastingWhile survival data is still maturing, the median overall survival has not yet been reachedHS-110 shows durable responses in difficult-to-treat low TIL “cold tumor” patientsHS-110 shows durable responses in low PD-L1 patients, who typically do not respond to checkpoint inhibitorsA trend of survival benefit is observed with higher ELISPOT activity reflective of tumor antigen-specific immune response  21  This data is consistent with HS-110 mechanism of action as well as data previously reported in our Phase 1 trial

 22  Heat Biologics Acquires Pelican Therapeutics  Unlocking the Body’s Natural Defenses with a Broad Range of Combination Therapies  Heat acquired 80% controlling interest in PelicanPelican to operate as a subsidiary in TexasPre-clinical synergy with Heat’s ImPACT® and checkpoint therapy$15.2M grant award from the Cancer Prevention Research Institute of Texas (CPRIT) propels PTX-35 through a 70-patient, first-in-human clinical programPTX-35 is a potential best-in-class, T-cell co-stimulator specific to “killer” CD8+ “memory” T-cells        Increased survival in pre-clinical models  Increased effector immune function  Increased effector cytokine production  Antigen-specific T-cell proliferation  Pre-clinical studies highlight advantages over competing T-cell co-stimulator programs based on CD8+ T-cell specificity

 23  Corporate Highlights  Closing price as of March 2, 2018Reported as of December 31, 2017  Market Cap$10M1  Cash & Equiv.$9.8M2  NasdaqHTBX  Shares Outstanding4.2M2  Shares Price$2.381  Grant Funds$15.2M

   Cold Tumors  Hot Tumors    Turning COLD Tumors HOT  24

   Appendix  25

 26  Introducing gp96  The Immune System’s “Swiss Army Knife”*  *Schild, H. & Rammensee, H. Gp-96 – The Immune System’s Swiss Army Knife. Nature Immunology 2, 100-101 (2000)  “Molecular Warning System”  Natural biological process to deliver proteins (antigens) & gp96 adjuvant to our immune systemGp96 “chaperones” newly-created proteins to the cell membrane where they are released and embeddedActivates a cytotoxic T-cell response to the antigen it is carrying when cells die through necrosisEnables MHC I antigen cross-presentation to CD8+ T-cellsGp96 + protein are only naturally released via necrosisExposure of gp96 outside the cell activates an immune response to the antigen it is carrying Enables MHC I antigen cross-presentation specifically to CD8+ T-cellsAmong the most powerful adjuvants and the only adjuvant to show exclusive specificity to CD8+ (“killer”) T-cellsProvides long-term immunity against the infectious agent  Tethered to our cells with a “KDEL” leash          gp96  antigen  Leash  Endoplasmic Reticulum  Cell Membrane    Antigen    Antigen

 Genetically modify tumor cells by “severing the leash” that binds the gp96 to the endoplasmic reticulum of the cell and replacing it with a sequence that pumps gp96 out of the cellEnables living cancer cells to “pump-out” their own surface antigens along with their gp96 chaperoneMimics necrotic cell deathActivates a powerful pan-antigen cytotoxic T-cell immune response  Heat Biologics ImPACT® technology reprograms cancer cells to continuously secrete their own antigens bound to heat shock protein gp96 to seek out and destroy a variety of tumors  Heat Biologics ImPACT technology removes the leash that binds gp96 to the cell, replacing with a sequence that allows cells to continually secrete gp96 along with their “chaperoned” antigen  27  ImPACT Platform  “Severing the Leash”        gp96  antigen  Leash  Endoplasmic Reticulum  Cell Membrane    Antigen

 28  ImPACT® Manufacturing  Robust, Multi-antigen T-cell Activation  Compare Using Our Proprietary Technology  ID Cell Line with Most Antigen OverlapTransfect with Activation Technology  Scale-up for Manufacturing by CMO  Collect CancerCell Line & Patient Tissue Samples  Sample            Screen  Select  Scale  Frozen, fully-diluted single-dose vialFinal drug product: 1 million or 10 million cellsEasily scaled manufacturing  Low COG, off-the-shelf alternative to autologous therapies

 29  Substantial Antigenic Overlap with Patient Tumors  HS-410 selected due to high expression of >30 shared cancer antigens  >15 antigens also found in individual patient tumors  Source: Heat’s HS-410 Phase 1 trial results   CD8+ T-Cells  Dendritic Cells  This information used to track T-cells antigen specificity

 30  ComPACT™ Platform Technology  gp96-Ig  OX40L-Fc  The first potential dual-acting immunotherapy designed to deliver T-cell activation andco-stimulation in a single product – combination therapy without additive costs

       31  ComPACT™ Outperforms OX40 Monoclonal Antibodies in Pre-clinical Models   ComPACT generates ~50% complete tumor rejection compared to ~16% with OX40 agonist antibody combinations    Superior primary and memory T-cell response in mouse model    Translates into increased overall survival and tumor reduction in a mouse tumor model

 32  PTX-35 Comparative Pre-clinical Anti-tumor Activity   Schreiber T. et al. SITC 2014  Activity of agonists TNFRSF25, 4-1BB, OX40 and GITR during nine-day B16-F10 melanoma model  TNFRSF25 agonists leads to increased survival compared to other co-stimulatory antibodies  4-1BB and GITR agonists have a moderate impact on survival  TNFRSF25 agonist leads to markedly increased survival compared to other co-stimulatory antibodies

 33  Preferential CD8+ T-cell Induction with TNFRSF25  Pre-clinical studies with murine agonist antibody shows preferential CD8+ T-cell Induction; differentiation from other T-cell co-stimulators  The frequency of antigen-specific memory CD4+ or memory CD8+ T-cells following treatment of mice with ImPACT™ alone, or in combination with OX40 or TNFRSF25 antibodies  Schreiber et al. J Immunol 2012:189(7);3311-8  % AntigenSpecific Memory CD8+ T-cells    TNFRS25    OX40  TNFRSF25 preferentially ‘boosts’ CD8+ T-cell immunity, whereas OX40 is preferential to CD4+ T-cells

 Many companies are pursuing co-stimulators with less specificity for CD8+ “memory” activation   34  Emerging Target in T-cell Co-stimulation  Only Pelican is targeting TNFRSF25, an emerging target in immuno-oncology  Target   Agonist to Target  Clinical Stage  Company  Comments  4-1BB  PF-05082566 (utomilumab)BMS-663513 (urelumab)  Phase 1/2 in solid tumors; Phase 3 with quadruple combination B-cell lymphomaPhase 1/2 in refractory metastatic melanoma  PfizerBMS  Phase 3 combination 4-1BB+epigenetic modulator+CD20 mAb and/or chemotherapy in refractory B-cell lymphomaCombinations with PD-1 inhibitor  CD27  CDX-1127Anti-CD27  Phase 1/2 combination with checkpointPre-clinical  Celldex/BMSMerck/Aduro  Advanced refractory solid tumors; kidney cancer (sunitinab)Shows synergy with checkpoint inhibitors  OX40  MEDI0562 (tavolimab)GSK3174998INCAGN01949MOXR0916PF-04518600ABBV-368  Phase 1/2 in advanced solid tumorsPhase 1/2 in advanced solid tumorsPhase 1/2 in advanced solid tumorsPhase 1/2 in advanced solid tumorsPhase 1/2 in metastatic kidney cancerPhase 1/2 in advanced solid tumors  MedImmune/AZGSKIncyteGenentechPfizerAbbVie  Combination with PD-L1 (durvalumab); CTLA-4 (tremelimumab)Combination with PD-1 (Keytruda®) in advanced tumorsDouble/triple combinations: PD-1 and CTLA4; IgG1Combination with PD-L1 inhibitionCombination with Inlyta® (tyrosine kinase inhibitor); NCI and USC collaborationPhase 2 planned in head/neck + nivolumab  GITR  GWN323INCAGN01876MEDI1873TRX-518  Phase 1Phase 1 advanced tumorsPhase 1 advanced tumorsPhase 1 advanced tumors  NovartisIncyte/AgenusMedImmune/AZLeap Therapeutics  Advanced tumors/lymphomas: planned combination studies, including PD-1MoA involves Treg ADCC + co-stimulationHexameric GITR ligandFc disabled. Modulates Tregs and T-effector cell ratio  ICOS  JTX-2011  Phase 1/2  Celgene/Jounce  Advanced solid tumors  TNFRSF25  PTX-35  IND filing Q4 2018  Heat-Pelican  Advanced solid tumors

 35  Expression of T-cell Co-stimulators  TNFRSF25 is preferentially expressed on CD8+ T-cells compared to other T-cell co-stimulators  Genomics Institute of the Novartis Research Foundation Su et al. PNAS 2004:101(16);6062-7  (red = high expression)

 Strong supporting pre-clinical data  36  Pre-clinical Data  Source: Fromm et al. Society for Immunotherapy of Cancer Annual Meeting, 2016  CD8+ T-cell Activation  Higher T-cell responses observed in mice treated with ImPACT aloneImPACT® boosted CD+ T-cells to even higher levels when combined with co-stimulator agonist antibodies: OX40, TNFRSF25, PD-1Findings suggest synergies when combining ImPACT with Pelican’s TNFRSF25 antibody                  ImPACT +         ImPACT   ImPACT  ImPACT  ImPACT +  ImPACT    ImPACT      ImPACT    ImPACT +

 37  Highlights from Pelican Pre-clinical Studies  mAb to TNFRSF25:Drives the development of antigen-specific CD8+ T-cells (mimics TL1A, the specific ligand of TNFRSF25)Equals co-stimulation and expansion of antigen-experienced memory T-cells: CD4+ and CD8+Significantly enhanced effect on memory CD8+ T-cellsCo-stimulation occurs only in the context of TCR recognition of antigenSuperior activity is seen with TNFRSF25 in stimulating memory CD8+ cells relative to OX40, 4-1BB and GITRAgonism with TNFRSF25 mAb increases:Effector cytokine functionEffector immune functionSurvival in mouse modelsIn mouse melanoma models, TNFRSF25 mAb results in increased survival compared to agonism of OX40, GITR, 4-1BB with respective agonist mAbs